UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

 (Amendment No. __)

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☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

GETFUGU, INC.

(Name of Registrant As Specified In Charter)

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THE INFORMATION IN THIS INFORMATION STATEMENT IS NOT COMPLETE AND MAY BE CHANGED. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS INFORMATION STATEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED OCTOBER 9, 2009

NOTICE OF ACTION BY WRITTEN CONSENT

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

To the Stockholders of GetFugu, Inc.:

This information statement is furnished to the stockholders of GetFugu, Inc. in connection with the action taken by written consent of our stockholders with respect to the transactions described herein. This information statement is being sent to our stockholders to comply with the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended, or Exchange Act, and Section 228(e) of the Delaware General Corporation Law, or DGCL.

We will reincorporate from Nevada to Delaware pursuant to the merger agreement which is attached hereto as Appendix A. Our common stock is traded on the OTC Bulletin Board under the symbol “GFGU.” Following the reincorporation, it is anticipated that our common stock will continue to trade on the OTCBB.

We will also adopt a 2009 Incentive Compensation Plan, a copy of which is attached hereto as Appendix B.

The holders of [__________] shares, or approximately [____]% of the issued and outstanding common stock of GetFugu, considered, voted on and adopted the proposal to approve the reincorporation and the plan adoption. This consent of stockholders is sufficient to approve entering into the transactions. Accordingly, the action will not be submitted to our other stockholders for a vote.

The accompanying information statement describes the reincorporation and plan in more detail. You are encouraged to read the entire document carefully. In particular, you should carefully consider the discussion entitled “Risk Factors.”

Under Nevada law, holders of our common stock are entitled to dissenters’ rights of appraisal. Any holder of common stock who did not vote in favor of the reincorporation has the right to demand in writing within 20 days after receiving notice that the reincorporation has become effective, payment for his or her shares and appraisal of their value. Dissenting stockholders must follow the procedures regarding appraisal elements contained in Section Section 92A.330 of the Nevada Revised Statutes, or NRS.

Please note that there will be a mandatory exchange of certificates.  You will be required to send in your existing stock certificates, to exchange for new certificates with a new CUSIP number.

Very truly yours,

Bernard Stolar
Chief Executive Officer

THIS INFORMATION STATEMENT IS DATED OCTOBER ___, 2009, AND IS FIRST BEING MAILED TO GETFUGU STOCKHOLDERS ON OR ABOUT OCTOBER ___, 2009.

Descriptions of the Delaware Reincorporation and Incentive Compensation Plan

Following are summary descriptions of the pending reincorporation to Delaware, the charter amendment and related matters, as well as our new 2009 Incentive Compensation Plan. These descriptions may not contain all of the information relevant to you, do not purport to summarize all material information relating to the reincorporation, the charter amendments, the plan adoption or any of the other matters discussed in this information statement, and are subject to, and are qualified in their entirety by, the more detailed information contained or incorporated by reference in or attached to this information statement. Therefore, please carefully read this information statement, including the attached annexes, in its entirety.

CHANGE IN STATE OF INCORPORATION
FROM NEVADA TO DELAWARE

Reincorporation to Delaware

     Changing our state of incorporation from Nevada to Delaware by adopting a merger agreement has been adopted by our board of directors and ratified by a majority of our stockholders by written consent, subject to effectiveness and delivery of this information statement. A copy of the reincorporation merger agreement is attached as Appendix A to this information statement.

     Stockholder approval of the reincorporation proposal constitutes approval of (i) the merger agreement and all transactions relating to it; (ii) the certificate of incorporation and the bylaws of GetFugu Inc., a Delaware corporation; (iii) an increase in the authorized shares of common stock of the Company from 500,000,000 to 750,000,000; and (iv) the authorization of 200,000,000 shares of “blank check” preferred stock.

     The following discussion summarizes the reincorporation. The summary is not intended to be complete and is qualified in its entirety by reference to the attached merger agreement, including the certificate of incorporation and the bylaws of the newly-formed merger subsidiary attached thereto.

General

     Upon approval, our state of incorporation will be changed to Delaware. The merger agreement provides for the merger of GetFugu, Inc., a Nevada corporation, or GetFugu-Nevada, with and into GetFugu Inc., a newly-formed Delaware corporation, or GetFugu-Delaware, which is a wholly-owned subsidiary of the company, with GetFugu-Delaware being the surviving corporation. This reincorporation merger will, in effect, cause us to be reincorporated in Delaware.

     On the effective date of the reincorporation merger, GetFugu-Delaware will succeed to all of our assets, liabilities and business and will possess all of our rights and powers. Our business will operate under the corporate name, “GetFugu Inc.” The officers and directors of GetFugu-Delaware will be our current officers and directors.

     Except as described below, stockholders of GetFugu-Delaware, as stockholders of a Delaware corporation, will, in general, have the same rights that they now possess as stockholders of a Nevada corporation, although certain changes are inherent in being incorporated in Delaware rather than in Nevada. A summary of these changes, as they might affect the stockholders, are discussed below.

     In addition, in connection with the reincorporation merger, GetFugu-Delaware will adopt the certificate of incorporation and the bylaws, attached to the merger agreement. On the effective date of the reincorporation, each issued and outstanding share of our common stock, $.001 par value per share, will be converted automatically into one share of common stock, $.0001 par value per share, of GetFugu-Delaware. The substance of each stockholder’s ownership interest will not materially change as a result of the reincorporation.

No Transfer of Shares

The stock transfer books of GetFugu-Nevada will be closed immediately upon the effective time and no transfers of shares of GetFugu-Nevada common stock will be made or recorded on the stock transfer books after the effective time of the merger.

Mandatory Certificate Exchange

     Stockholders will be required to surrender their present common stock certificates so that replacement certificates representing shares of GetFugu-Delaware common stock may be issued in exchange therefor. After the reincorporation merger, certificates representing GetFugu-Nevada common stock will not constitute good delivery in connection with sales through a broker of shares of GetFugu-Delaware common stock.

     Empire Stock Transfer, Inc., our transfer agent, will act as transfer agent for GetFugu-Delaware after the reincorporation merger. Stockholders should not hesitate to consult us or their stockbrokers with respect to any questions regarding the mechanics of such transactions.

Amendment

     The merger agreement provides that it may be amended at any time, whether before or after approval by the stockholders, by agreement of our board of directors and GetFugu-Delaware, subject to any restrictions imposed by the laws of Nevada and Delaware. Delaware law will not permit an amendment to the merger agreement, absent stockholder approval, if such amendment would adversely affect the holders of any class of stock of either us or GetFugu-Delaware. Our directors do not intend to make any material amendment to the merger agreement, nor do they intend to amend the certificate of incorporation or the bylaws of GetFugu-Delaware.

Reasons for and Advantages of Reincorporation in Delaware

     The proposal to reincorporate in Delaware is made for several reasons. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability with respect to legal affairs.

     Delaware law permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the board of directors under the business judgment rule with respect to unsolicited takeover attempts. Our current articles of incorporation do not include such “anti-takeover” provisions. Our board of directors has no present intention following the reincorporation in Delaware to further amend the certificate of incorporation of GetFugu-Delaware or the bylaws of GetFugu-Delaware to include any additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to the stockholders, our board of directors may consider in the future certain antitakeover strategies which may enhance the board’s ability to negotiate with an unsolicited bidder. Further, Section 203 of the Delaware General Corporation Law provides somewhat different protections to an incumbent board of directors than available under Nevada laws.

     In the opinion of management, such latitude affords Delaware corporations more opportunities to raise capital. The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Nevada corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation’s previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock, if any, having a preference upon the distribution of assets. Under Nevada law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation’s articles of incorporation permit otherwise) the corporation’s total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between Nevada’s and Delaware’s corporate laws are more fully explained below in the section entitled “Summary of Significant Differences Between Delaware and Nevada Corporate Laws.”

     In management’s opinion, members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility reflected in the examples mentioned.

Disadvantages of Reincorporation in Delaware

     Despite the belief of our board of directors as to the benefits and advantages of reincorporation in Delaware, some stockholders may find the reincorporation merger disadvantageous for several reasons. As discussed below, Delaware law, unlike Nevada law, contains a statutory provision intended to discourage takeover attempts of Delaware corporations which are not approved by the board of directors. This anti-takeover provision could have the effect of lessening the possibility that stockholders of GetFugu-Delaware would be able to receive a premium above market value for their shares in the event of a takeover. This provision could also have an adverse effect on the market value of the shares of GetFugu-Delaware common stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by our board of directors and may make removal of the board or management less likely as well.

     As further discussed below, the certificate of incorporation of GetFugu-Delaware will contain a provision limiting director liability and the bylaws of GetFugu-Delaware will contain provisions relating to indemnification of directors and officers. The inclusion of these provisions could operate to the potential disadvantage of the stockholders of GetFugu-Delaware. For example, their inclusion may have the effect of reducing the likelihood of GetFugu-Delaware’s recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefitted GetFugu-Delaware and its stockholders. In addition, if the reincorporation merger is effected and the limitation on liability provision is part of the certificate of incorporation of GetFugu-Delaware, the stockholders of GetFugu-Delaware will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of GetFugu-Delaware.

     Except as contemplated by the merger agreement, the reincorporation merger will not result in any change in our physical location, business, management, assets, liabilities or net worth. Upon completion of the reincorporation merger, the authorized capital stock of GetFugu-Delaware will consist of 750,000,000 shares of common stock, $.0001 par value, and 200,000,000 shares of preferred stock, $.0001 par value.

     The GetFugu-Delaware common stock initially will be listed on the OTC Bulletin Board, as the our common stock is presently. At the present time the Company does not meet, and, as of the effective date of the reincorporation merger, GetFugu-Delaware may not meet, trading requirements for The NASDAQ Stock Market. Subject to GetFugu-Delaware meeting qualification requirements, we may seek trading privileges on Nasdaq or the NYSE Amex Stock Exchange.

Indemnification and Directors’ Liability

     Our existing bylaws contain provisions intended to eliminate the liability of the Company’s directors for monetary damages and to require the Company to indemnify its officers and directors (and to permit the Company to similarly indemnify key employees, in the discretion of the board of directors), in each case, to the maximum extent permitted by Nevada law. The GetFugu-Delaware certificate of incorporation and bylaws adopted in connection with the reincorporation merger will contain similar provisions to the maximum extent permitted by Delaware law.

Description of GetFugu-Delaware Capital Stock

Authorized Capital Stock.

GetFugu-Delaware’s authorized capital stock presently consists of (i) 750,000,000 authorized shares of common stock, $.0001 par value, of which one share is issued and outstanding and is owned by the Company, and (ii) 200,000,000 authorized shares of preferred stock, $.0001 par value, none of which are issued or outstanding. No shares of GetFugu-Delaware preferred stock will be issued in connection with the reincorporation merger. All of the shares of GetFugu-Delaware common stock issued in connection with the reincorporation merger will be validly issued, fully paid and non-assessable.

GetFugu-Delaware common stock.

The holders of GetFugu-Delaware common stock will be entitled to one vote for each share on all matters voted on by stockholders, including the election of directors and, except as otherwise required by law, or provided in any resolution adopted by the board of directors with respect to any series of GetFugu-Delaware preferred stock, will exclusively possess all voting power. The holders of GetFugu-Delaware common stock will not have any cumulative voting, conversion, redemption or preemptive rights. Subject to any preferential rights of any outstanding series of GetFugu-Delaware preferred stock designated by the GetFugu-Delaware board of directors from time to time, the holders of GetFugu-Delaware common stock will be entitled to such dividends as may be declared from time to time by the GetFugu-Delaware board of directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all assets of GetFugu-Delaware available for distribution to such holders.

Comparative Rights of Stockholders

General

The rights of the holders of our common stock are presently governed by our articles of incorporation and bylaws and the Nevada General Corporation Law. As a result of the reincorporation merger, holders of our common stock will become stockholders of GetFugu-Delaware and their rights will thereafter be governed by the GetFugu-Delaware certificate of incorporation or Incorporation and bylaws and the Delaware General Corporation Law.

     The following summary, which does not purport to be a complete statement of the general differences among the rights of our stockholders and of GetFugu-Delaware sets forth certain differences between Delaware law and the Nevada law, between the GetFugu-Delaware certificate of incorporation and our articles of incorporation, and between the GetFugu-Delaware bylaws and our current bylaws. This summary is qualified in its entirety by reference to the full text of each of the documents, the Delaware law and the Nevada law. For information as to how such documents may be obtained, see “Available Information.”

Number of Directors; Removal; Filling Vacancies

     The GetFugu-Delaware certificate of incorporation will provide that, subject to any rights of holders of GetFugu-Delaware preferred stock, the number of directors will be fixed from time to time by action of not less than a majority of the GetFugu-Delaware Board then in office, and that any vacancies (including newly-created directorships) will be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum. Directors appointed to fill vacancies created by the resignation or termination of a director will serve the remainder of the term of the resigning or terminated director. Accordingly, the GetFugu-Delaware board of directors could prevent any stockholder from enlarging the board and filling the new directorships with the stockholder’s own nominees.

     Under Delaware law, unless otherwise provided in the certificate of incorporation, directors serving on a board may be removed by the stockholders with or without cause. The GetFugu-Delaware certificate of incorporation will provide that directors may be removed, with or without cause, only upon the affirmative vote of holders of a majority of the voting power of all then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class, subject to any rights of holders of GetFugu-Delaware preferred stock.

     Under Nevada law, a director may be removed by the vote of the holders of not less than two-thirds of the voting power of the voting stock, subject to restrictions concerning cumulative voting. However, a Nevada corporation may include in its articles of incorporation a provision requiring the approval of a larger percentage of the stockholders to remove a director. Any vacancy in the board of directors may be filled by a majority of the remaining directors, though less than a quorum, even if the vacancy is due to an increase in the number of directors. Our current articles of incorporation provide that the number of directors may from time to time be fixed in such manner as shall be provided in our bylaws. Our bylaws provide that the number of directors shall from time to time be fixed and determined by the vote of a majority of the board of directors serving at the time of the vote. There are currently [_____] members of our board of directors. Our current articles of incorporation do not permit cumulative voting.

Amendment of the Certificate of Incorporation and Bylaws

     The GetFugu-Delaware certificate of incorporation will contain provisions requiring the affirmative vote of the holders of a majority of the voting stock to amend certain provisions of the certificate (including the provisions discussed above relating to directors) or the bylaws.

     Nevada law requires most amendments to the articles of incorporation to be approved by the board of directors, then by the vote of the holders of a majority of the voting stock, unless the articles of incorporation require a greater percentage of votes. If an amendment would alter any preferences or relative rights of a class or series of outstanding shares, it must be approved by a majority of the outstanding shares of each class or series so affected, regardless of limitations or restrictions on the voting power thereof. Nevada law gives the board of directors the power to make bylaws, subject to any limitations contained in bylaws adopted by the stockholders. Our current articles of incorporation do not contain any provisions requiring a greater percentage of votes for amendment. Our existing bylaws may be amended by either our board of directors or our stockholders.

Business Combinations

     Section 203 of Delaware law provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested stockholder” for a three-year period following the date that such stockholder becomes an interested stockholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer) or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder. Except as specified in Section 203 of Delaware law, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date and (b) the affiliates and associates of any such person.

     Under certain circumstances, Section 203 of Delaware law may make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for a three-year period, although the corporation’s certificate of incorporation or stockholders may elect to exclude a corporation from the restrictions imposed thereunder. The GetFugu-Delaware certificate of incorporation does not exclude GetFugu-Delaware from the restrictions imposed under Section 203 of Delaware law. It is anticipated that the provisions of Section 203 of Delaware law may encourage companies interested in acquiring GetFugu-Delaware to negotiate in advance with the GetFugu-Delaware board of directors, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

     Nevada law also prohibits certain business combinations between a corporation and an “interested stockholder” (one beneficially holding, directly or indirectly, at least 10% of the outstanding voting stock) for five years after such person became an interested stockholder unless such interested stockholder, prior to becoming an interested stockholder, obtained the approval of the board of directors of either the business combination or the transaction that resulted in such person becoming an interested stockholder. Notwithstanding the foregoing, Nevada law permits business combinations that meet all requirements of the corporation’s articles of incorporation and (i) are approved by the board of directors before the interested stockholder became an interested stockholder (or as to which the purchase of shares made by the interested stockholder had been approved by the board of directors before the date of purchase), (ii) are approved by the affirmative vote of the holders of stock representing a majority of the voting stock (excluding voting stock of the interested stockholder and its affiliates and associates) at a meeting called for such purpose no earlier than five years after the interested stockholder became an interested stockholder, or (iii) the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated. However, a corporation may expressly exclude itself from application of the foregoing business combination provisions of Nevada law, and we have already done so.

Limitation of Liability of Directors

     Both Nevada law and Delaware law permit a corporation to include a provision in its articles or certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for damages for breach of the director’s fiduciary duty, subject to certain limitations. Our current articles of incorporation include such a provision, and the GetFugu-Delaware certificate of incorporation will include such a provision, in each case, to the maximum extent permitted by law.

     The GetFugu-Delaware certificate of incorporation will provide, that a director will not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Delaware law, which concerns unlawful payments of dividends, stock purchases or redemptions or (iv) for any transaction from which the director derived an improper personal benefit.

     While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on a director’s breach of his or her duty of care. The provisions described above apply to an officer of the corporation only if he or she is a director of the corporation and is acting in his or her capacity as director, and do not apply to officers of the corporation who are not directors. Nevada law limits a director’s liability for monetary damages, except for breach of a director’s duties under certain circumstances.

Indemnification of Directors and Officers

     Both Nevada law and Delaware law permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states’ laws provide that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate) and must reimburse a successful defendant for expenses, including attorney’s fees, actually and reasonably incurred, and both states permit a corporation to purchase and maintain liability insurance for its directors and officers. Both Delaware law and Nevada law provide that indemnification may not be made for any claim, issue or matter as to which a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

     The GetFugu-Delaware charter documents will provide that each person who is involved in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, will be indemnified by the corporation to the full extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted prior to such amendment) or by other applicable laws then in effect. The indemnification rights to be conferred by the GetFugu-Delaware charter documents are not exclusive of any other right to which a person seeking indemnification may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. We are, and GetFugu-Delaware will be, authorized to purchase and maintain insurance on behalf of directors, officers, employees and agents.

     As described below, with certain exceptions, Delaware law is similar to Nevada law with respect to indemnification of officers and directors.

     Further, we may enter into an agreement of indemnification with its directors to provide for indemnification to the fullest extent permitted, as currently provided under Nevada law, and under Delaware law, if we effectuate the reincorporation merger.

     The members of our board of directors have a personal interest in seeing that the reincorporation merger is effected and that the limitation on liability and indemnification provisions are included as a part of the certificate of incorporation and bylaws of GetFugu-Delaware.

Changes in Charter and Bylaws to be Effected by the Reincorporation Merger

     Approval of the merger agreement by the stockholders also constitutes approval of the provisions of the certificate of incorporation of GetFugu-Delaware (See Exhibit B to the merger agreement) and the bylaws of GetFugu-Delaware (see Exhibit C to the merger agreement). The certificate of incorporation and bylaws of GetFugu-Delaware differ from the Company’s articles of incorporation and bylaws in certain respects, the most important of which are described below.

Authorized Capital. Our current articles of incorporation authorize the issuance of up to 500,000,000 shares, par value $.001 per share. The proposed certificate of incorporation will increase the authorized number of shares of common stock to 750,000,000 shares, par value $.0001 per share, and will further authorize the issuance of 200,000,000 shares of preferred stock, par value $.0001 per share. Each share of GetFugu-Delaware common stock will have the same par value as our common stock. The current articles of incorporation do not include a provision for the authorization of a class of preferred stock.

     The proposed certificate of incorporation authorizes a class of preferred stock commonly known as “blank check” preferred stock. The preferred stock may be issued from time to time in one or more series, and the board of directors of GetFugu-Delaware, without further approval of its stockholders, is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of preferred stock. Such shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of the GetFugu-Delaware common stock. Nevada law does not allow for the issuance of “blank check” preferred stock, but requires a corporation to amend the articles of incorporation to authorize the issuance of each series of preferred stock. While there are no current plans, commitments or understandings, written or oral, to issue any preferred stock, in the event of any issuances, the holders of GetFugu-Delaware common stock will not have any preemptive or similar rights to acquire any preferred stock.

Summary of Significant Differences Between Delaware and Nevada Corporate Laws

     The following is a brief summary of certain material ways in which Nevada and Delaware corporate laws differ and does not purport to be a complete statement of such laws.

Liability of Directors.

Delaware law permits a Delaware corporation to include in its certificate of incorporation a provision which eliminates or limits the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit. The proposed certificate of incorporation includes such a provision.

     Under Nevada law, a director is not personally liable for monetary damages to any person for his actions as a director unless the director breached his duties by way of: (i) a criminal violation, unless the director has reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (ii) a transaction from which the director derived an improper personal benefit; (iii) declaration of unlawful distributions; (iv) in a derivative action, conscious disregard by the director for the best interests of the corporation or willful misconduct by the director; or (v) in a third party action, recklessness or actions or omissions committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

Indemnification of Directors and Officers.

Delaware and Nevada law generally provide for similar provisions with respect to the power of a corporation to indemnify its directors and officers. However, unlike under Delaware law, Nevada law provides that no indemnification is permitted for criminal violations (unless the director, officer, employee or agent had reasonable cause to believe his conduct was unlawful), transactions in which the director or officer derived an improper personal benefit, declaration of unlawful dividends or, in derivative actions, willful misconduct or conscious disregard for the best interests of the corporation.

Special Meetings of Stockholders.

Under Delaware law, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The proposed bylaws of GetFugu-Delaware provide that a special meeting may be called by the Chairman of the board of directors, the President or Secretary upon authorization by the board.

     Nevada law provides that a special meeting of stockholders may be called by: (i) a corporation’s board of directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation’s articles of incorporation may require a higher percentage of votes, up to a maximum of 50% to call a special meeting of stockholders. Our current articles of incorporation do not include any such provision. Our current bylaws provide that a special meeting of stockholders may be called by a majority of the board of directors, the President or Secretary by resolution of the board of directors or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding entitled to vote.

Merger with Subsidiary.

Nevada and Delaware law both provide that a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without stockholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary.

Removal of Directors; Filling Vacancies on the Board of Directors.

Under Delaware law, any director or the entire board of directors generally may be removed with or without cause by the holders of a majority of the shares entitled to vote at an election of directors. Under Nevada law, stockholders may remove one or more directors, with or without cause, unless the articles of incorporation provide that directors may be removed only with cause, at a meeting of stockholders called expressly at least in part for that purpose. Our current articles of incorporation do not refer to removal of directors. Our existing bylaws, however, provide that the holders of two-third of the outstanding shares of stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the directors by a vote at a meeting called for such purpose or by a written statement filed with the Secretary. Therefore, any member of our board of directors may be removed with or without cause.

     Under the proposed bylaws of GetFugu-Delaware, newly created directorships resulting from any increase in the number of directors or any vacancies on the board of directors may be filled by the affirmative vote of a majority of the directors then in office. In addition, the proposed bylaws of GetFugu-Delaware provide that the directors elected to fill vacancies on the board of directors will hold office until the next election of directors. Our existing bylaws provide that vacancies on the board of directors may be filled by a majority vote of the remaining members of the board of directors.

Committees of the Board of Directors.

Nevada and Delaware law both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to reduce earned or capital surplus and authorize the acquisition of the corporation’s own stock. Moreover, if either the corporation’s certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock. Nevada law places more limitations on the types of activities that can be delegated to committees of the board. Under Nevada law, a committee of the board of directors may not approve or recommend to stockholders actions or proposals required to be approved by the stockholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, authorize the issuance of stock, or authorize the reacquisition of the corporation’s own stock.

Amendment or Repeal of the Certificate.

Under Delaware law, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The proposed certificate of incorporation does not provide otherwise. However, the proposed certificate of incorporation imposes certain supermajority requirements on the vote of stockholders to amend the proposed certificate of incorporation of GetFugu-Delaware, unless such amendments are also adopted by the board of directors of GetFugu-Delaware. Except with regard to minor amendments, all amendments to the articles of incorporation of a Nevada corporation must be approved by a majority of all the votes entitled to be cast by each voting group, unless the articles of incorporation require a greater or lesser vote. Our current articles of incorporation do not provide for a greater or lesser vote.

Amendments to Bylaws.

Under Delaware law, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. Under Nevada law, a corporation’s board of directors may amend or repeal the bylaws unless such power is expressly reserved to the stockholders in the articles of incorporation or under Nevada law, or the stockholders expressly provide in amending or repealing all or any part of the bylaws, that the board of directors may not amend or repeal the affected bylaws. The proposed certificate of incorporation permits the board of directors to adopt, alter or amend the proposed bylaws of GetFugu-Delaware. However, the proposed certificate of incorporation imposes certain supermajority requirements on the vote of stockholders to amend the proposed bylaws of GetFugu-Delaware, unless such amendments are also adopted by the board of directors of GetFugu-Delaware. Our current articles of incorporation provide the board of directors with the authority to change, repeal, alter or amend our bylaws.

Vote Required For Mergers.

Nevada law provides that the sale, lease, exchange or disposal of all, or substantially all, of the assets of a Nevada corporation, not in the ordinary course of business, as well as any merger, consolidation or share exchange generally must be recommended by the board of directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under Nevada law, the vote of the stockholders of a corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; and (ii) each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger. Delaware law has a similar provision requiring stockholder approval in the case of the disposition of assets or a merger or a share exchange. However, with respect to mergers which do not require the vote of the corporation’s stockholders, Delaware law, unlike Nevada law, also requires that either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Stock Redemptions and Repurchases.

Both Delaware and Nevada corporations may generally purchase or redeem their own shares of capital stock. Under Delaware law, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation. Subject to any restrictions imposed by its articles of incorporation, a Nevada corporation may make distributions to stockholders, so long as, after giving effect to such distribution: (i) the corporation would be able to pay its debts as they become due in the usual course of business; or (ii) the corporation’s total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Our current articles of incorporation do not contain any additional restrictions on distributions to stockholders or provide for the authorization of a class of preferred stock.

Proxies.

Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six (6) months, unless it is coupled with an interest or unless otherwise provided in the proxy which duration may not exceed seven (7) years.

Consideration for Stock.

Under Nevada law, a corporation may issue its capital stock only in return for certain tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, and other securities of the corporation. Shares may be issued for less than par value. Under Delaware law, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

Stockholders’ Rights to Examine Books and Records.

Delaware law provides that any stockholder of record may demand to examine the corporation’s books and records for any proper purpose. If management of the corporation refuses, the stockholder can compel release of the books by court order. Under Nevada law, any stockholder who owns at least 15% of the outstanding shares of the corporation’s capital stock may inspect, copy and audit the books of account and all financial records of the corporation. However, only a stockholder whose demand is made with a proper purpose may undertake any such inspection or audit. Under Nevada law, if any officer or agent keeping records in Nevada refuses to allow a stockholder of a corporation to inspect or audit the corporation’s books of account and financial records, the corporation and the officer or agent will be liable to the stockholder for all damages incurred by the stockholder, and the corporation may be liable for fines payable to the State of Nevada. There is no such corresponding provision in Delaware law.

Dividends.

Delaware law provides that the corporation may pay dividends out of surplus, out the corporation’s net profits for the preceding fiscal year, or both provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock having a distribution preference. Nevada law provides that dividends may be paid, unless after giving effect to such distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation’s total assets would be less than the sum of its total liabilities, plus (unless the corporation’s articles of incorporation permit otherwise) the amount needed to satisfy preferential distributions.

Corporate Action Without a Stockholder Meeting.

Delaware and Nevada law both permit corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide otherwise. Our current articles of incorporation do not include any such contrary provision. The proposed certificate of incorporation does not include any such contrary provision. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, Delaware law requires that prompt notice of the taking of such action be sent to those stockholders who have not consented in writing. Nevada law provides that such notice must be given within ten days of the date such stockholder authorization is granted.

Certain Federal Income Tax Consequences

     The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. This summary does not take into account possible changes in such laws or interpretations, including amendments to the tax code, applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This discussion should not be considered tax or investment advice, and the tax consequences may not be the same for all stockholders. All stockholders desiring specification of the federal state, local and foreign tax consequences to them should consult their individual tax advisors.

     The reincorporation merger is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Internal Revenue Code. Assuming such tax treatment, no taxable income, gain, or loss will be recognized by us or our stockholders as a result of the exchange of shares of our common stock for shares of GetFugu-Delaware common stock upon consummation of the transaction.

     The combination and change of each share of our common stock into one share of GetFugu-Delaware common stock will be a tax-free transaction, and the holding period and tax basis of common stock will be carried over to GetFugu-Delaware common stock received in exchange therefor.

Securities Act Consequences

     The shares of GetFugu-Delaware common stock to be issued in exchange for shares of our common stock are not being registered under the Securities Act of 1933, as amended (the “1933 Act”). In that regard, GetFugu-Delaware is relying on Rule 145(a)(2) under the 1933 Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission which indicate that the making of certain changes in the surviving corporation’s charter documents which could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

     After the reincorporation merger, GetFugu-Delaware will be a publicly-held company, GetFugu-Delaware common stock will be listed for trading in the over-the-counter market on the OTC Bulletin Board, and GetFugu-Delaware will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that the Company has previously filed and provided. Subject to the requirement that they exchange their certificates, stockholders whose common stock is freely tradeable before the reincorporation merger will have freely tradeable shares of GetFugu-Delaware common stock. Stockholders holding restricted shares of common stock will have shares of GetFugu-Delaware common stock which are subject to the same restrictions on transfer as those to which their present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of GetFugu-Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, stockholders will be deemed to have acquired their shares of GetFugu-Delaware common stock on the date they acquired their shares of our common stock. In summary, GetFugu-Delaware and its stockholders will be in the same respective positions under the federal securities laws after the reincorporation merger as were we and our stockholders prior to the reincorporation merger.

Dissenters’ Rights of Appraisal

     Nevada law generally provides that stockholders may have dissenters’ rights in connection with a plan of merger in connection with which the approval of the corporation’s stockholders is required. However, Nevada law provides that there is no right of dissent with respect to a plan of merger, such as the reincorporation merger, in favor of holders of any class or series which, at the record date for the stockholders’ meeting to approve the plan, were either: (i) listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers (NASD), or (ii) held by at least 2,000 stockholders of record, as that term is defined in Section 92A.330 of Nevada law. Our common stock is listed for trading in the OTC BB, which is not designated as a national market system by the NASD, and as of the record date we had approximately [_____] stockholders of record.

     Therefore, there will be dissenters’ rights available to stockholders with respect to the reincorporation merger. If a stockholder does not approve the reincorporation merger and does not agree with the valuation and determination of the fair market value of the shares of common stock, they will be entitled to dissent. In order to exercise dissenter’s rights provided under Nevada law, a stockholder must submit a written demand to us within 45 days from the mailing of a notice of dissenter’s rights. The demand must contain (i) the number of shares of common stock held of record by the stockholder, (ii) a statement of what the stockholder claims to be the fair market value of the shares as of the effective date, (iii) a statement that the stockholder had acquired the shares prior to the effective date, and (iv) the original stock certificate representing the shares to be deposited with us. The statement will constitute an offer by the stockholder to sell their shares of our common stock at the stated price. We will respond to any demands within 30 days of receipt. If a stockholder fails to comply with the demand requirement within the period of time specified, they will not be entitled to exercise any dissenters’ rights.

     If a stockholder submits a written demand to us and we accept the offer to purchase their shares at your the offer price, then we will be send a check for the full purchase price of the shares within 30 days of acceptance. If a demand for payment remains unsettled, we will commence a court proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If we do not commence the proceeding within the 60-day period, we will pay each dissenter whose demand remains unsettled the amount demanded.

Abandonment

     Notwithstanding a favorable vote of the stockholders, we reserve the right by action of the board of directors to abandon the proposed reincorporation prior to effectiveness of the reincorporation merger if the board determines that such abandonment is in the best interests of the company. The board of directors has made no determination as to any circumstances which may prompt a decision to abandon the proposed reincorporation.

Approval of the Boards of Directors

Our board of directors has determined that the merger is in the best interests of our stockholders and unanimously approved the merger agreement and the transactions contemplated in the merger agreement and related documents.

Written Consent; Effectiveness

Under Nevada and Delaware corporate law and both companies’ bylaws, the companies’ stockholders may approve the merger and the transactions contemplated by the merger agreement by written consent of stockholders holding a majority of outstanding common stock. On October [______], 2009, GetFugu stockholders, who together hold approximately [_____]% of our outstanding common stock as of that date, executed written consents to approve the reincorporation merger and any other transactions contemplated in the merger agreement. As of that date, there were [__________] shares of our common stock outstanding and entitled to vote, with each share entitled to one vote.

            Notwithstanding the execution and delivery of the written consents, federal securities laws provide that the reincorporation merger may not be completed until 20 calendar days after the date this information statement is mailed to our stockholders. Therefore, the merger cannot be completed until that time has elapsed. We currently expect the merger to be completed as soon as the expiration of that 20 calendar day period, subject to obtaining all other regulatory approvals.

Quotation on OTC.BB

The common stock of GertFugu is currently traded on the OTC Bulletin Board under the symbol “GFGU.”

2009 INCENTIVE COMPENSATION PLAN

After reincorporation, all options to purchase common stock agreed to be granted by us will be granted under a newly adopted 2009 Incentive Compensation Plan. The plan was approved by our stockholders at the same time and in the same manner that the reincorporation was approved. All future grants of stock options by us after consummation of the reincorporation will be under the plan.

A description of the 2009 Incentive Compensation Plan is set forth below.

There will be 250,000,000 shares of common stock authorized for issuance under the plan.

The purpose of the plan is to attract and retain the services of key management, employees, outside directors and consultants, and to align long-term pay-for-performance incentive compensation with shareholders’ interests. An equity compensation plan aligns employees’ interests with those of our shareholders, because an increase in stock price after the date of award results in increased value, thus rewarding employees for improved stock price performance. Stock option grants under the plan may be intended to qualify as incentive stock options under Section 422 of the Tax Code, may be non-qualified stock options governed by Section 83 of the Tax Code, restricted stock units, or other forms of equity compensation. Subject to earlier termination by our board of directors, the plan will remain in effect until all awards have been satisfied or terminated under the terms of the plan.

We believe that a broad-based incentive compensation plan is a valuable employee incentive and retention tool that benefits all of our shareholders, and that the plan is necessary in order to provide appropriate incentives for achievement of company performance objectives and to continue to attract and retain the most qualified employees, directors and consultants in light of our ongoing growth and expansion. Without sufficient equity incentives available for grant, we may be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee talent important to the future success of the company. These cash replacement alternatives would then reduce the cash available for operations.

While we believe that employee equity ownership is a significant contributing factor in achieving superior corporate performance, we recognize that increasing the number of available shares under our option plans may lead to an increase in our stock overhang and potential dilution. We believe that our 2009 Incentive Compensation Plan will be integral to our ability to achieve superior performance by attracting, retaining and motivating the employee talent important to attaining long-term improved company performance and shareholder returns.

Overview

The terms of the plan provide for grants of stock options, stock appreciation rights, restricted stock, deferred stock, bonus stock, dividend equivalents, other stock-related awards and performance awards that may be settled in cash, stock or other property.

Shares Available for Awards

The total number of shares of our common stock that will be subject to awards under the plan is equal to 250,000,000 shares, plus the number of shares with respect to which awards previously granted under the plan terminate without being exercised, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements. Awards that are granted to replace awards assumed pursuant to the acquisition of a business are not subject to this limit.

Limitations on Awards

No more than 100,000,000 shares of stock may be granted to an individual during any fiscal year under the plan. The maximum amount that may be earned by any one participant for any fiscal year is $100,000,000 and the maximum amount that may be earned by any one participant for a performance period is $100,000,000.

Eligibility

Our employees, officers, directors and consultants are eligible for awards under the plan. However, incentive stock options may be granted only to our employees.

Plan Administrator

Our board of directors will administer the plan, and may delegate authority to make grants under the plan to the compensation committee, whose members are “non-employee directors” as defined by Rule 16b-3 of the Exchange Act, “outside directors” for purposes of Section 162(m), and “independent” as defined by the rules and regulations promulgated by the NASD and SEC, The board and committee, referred to collectively as the administrator, determine the type, number, terms and conditions of awards granted under the plan.

Stock Options and Stock Appreciation Rights

The administrator may grant stock options, both incentive stock options, or ISOs, and non-qualified stock options, or NS0s. In addition, the administrator may grant stock appreciation rights, or SARs, which entitle the participant to receive the appreciation in our common stock between the grant date and the exercise date. These may include “limited” SARs exercisable for a period of time after a change in control or other event. The exercise price per share and the grant price are determined by the administrator, but must not be less than the fair market value of a share of our common stock on the grant date. The terms and conditions of options and SARs generally are fixed by the administrator, except that no stock option or SAR may have a term exceeding ten years. Stock options may be exercised by payment of the exercise price in cash, shares that have been held for at least six months, outstanding awards or other property having a fair market value equal to the exercise price.

Restricted and Deferred Stock

The administrator may grant restricted stock, which is a grant of shares of our common stock that may not be sold or disposed of, and may be forfeited if the recipient’s service ends before the restricted period. Restricted stockholders generally have all of the rights of a shareholder.

The administrator may grant deferred stock, which confers the right to receive shares of our common stock at the end of a specified deferral period, that may be forfeited if the recipient’s service ends before the restricted period. Prior to settlement, an award of deferred stock generally carries no rights associated with share ownership.

Dividend Equivalents

The administrator may grant dividend equivalents conferring the right to receive awards equal in value to dividends paid on a specific number of shares of our common stock. These may be granted alone or in connection with another award, subject to terms and conditions specified by the administrator.

Bonus Stock and Awards

The administrator may grant shares of our common stock free of restrictions as a bonus or in lieu of other obligations, subject to such terms as the administrator may specify.

Other Stock-Based Awards

The administrator may grant awards under the plan that are based on or related to shares of our common stock. These might include convertible or exchangeable debt securities, rights convertible into common stock, purchase rights, payment contingent upon our performance or other factors. The administrator determines the terms and conditions of such awards.

Performance Awards

The right to exercise or receive a grant or settlement of an award may be subject to performance goals and subjective individual goals specified by the administrator. In addition, performance awards may be granted upon achievement of pre-established performance goals and subjective individual goals during a fiscal year. Performance awards to our chief executive officer and four highest compensated officers, or covered employees, should qualify as deductible performance based compensation under Internal Revenue Code section 162(m). The administrator will determine the grant amount, terms and conditions for performance awards.

One or more of the following business criteria will be used by our Compensation Committee in establishing performance goals for performance awards and annual incentive awards to covered employees: (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Russell 2000 Small Cap Index; (3) net income; (4) pretax earnings; (5) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (6) earnings per share; (7) operating earnings; and (8) ratio of debt to shareholders’ equity.

After the end of each performance period, the administrator (which will be the Compensation Committee for awards intended to qualify as performance based for purposes of section I62(m)) will determine the amount of any pools, the maximum amount of potential performance awards payable to each participant, and the amount of any other potential performance awards payable to participants in the plan.

Acceleration of Vesting; Change in Control

The administrator may accelerate vesting or other restrictions of any award, including if we undergo a change in control as defined in the plan. In addition, performance goals relating to any performance-based award may be deemed met upon a change in control. Stock options and limited stock appreciation rights may be cashed out based on a defined “change in control price.”

In the event of a “corporate transaction” (as defined in the plan), the acquiror may assume or substitute for each outstanding stock option.

Amendment and Termination

Our board of directors may amend, alter, suspend, discontinue or terminate the plan or the administrator’s authority to grant awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration required by law, regulation or applicable exchange rules. Unless earlier terminated by our board of directors, the plan will terminate ten years after its adoption, or when no shares of our common stock remain available for issuance under the plan and we have no further rights or obligations with respect to outstanding awards under the plan. Amendments to any award that have a material adverse effect on a participant require their consent.

Federal Income Tax Consequences

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult their tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

Non qualified Stock Options

Generally, there is no taxation upon the grant of a nonqualified stock option. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is our employee or an employee of an affiliate, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Incentive Stock Options

The plan provides for the grant of options that qualify as incentive stock options, or ISOs, as defined in Internal Revenue Code section 422. An optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionee holds a share received on exercise of an ISO for a required holding period of at least two years from the date the option was granted and at least one year from the date the option was exercised, the difference between the amount realized on disposition and the holder’s tax basis will be long-term capital gain.

If an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, the optionee generally will recognize ordinary income equal to the excess of the fair market value of the share on the date the ISO was exercised over the exercise price. If the sales proceeds are less than the fair market value, the amount of ordinary income recognized will not exceed the gain realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share, the excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, or AMT, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price generally will be an adjustment included in the optionee’s AMT income. If there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment for AMT purposes with respect to that share. If there is a disqualifying disposition in a later year, no income is included in the optionee’s AMT income for that year. The tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for AMT purposes.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required. holding period. If there is a disqualifying disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received, equal to the excess of the fair market value over any amount paid for the stock. If the stock is not vested when received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock over any amount paid for the stock. A recipient may file an election with the Internal Revenue Service within 30 days of receipt of the stock, to recognize ordinary compensation income as of the date the recipient receives the award, equal to the excess of the fair market value over any amount paid for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for the shares plus any ordinary income recognized when the stock is received or becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

The administrator may grant stock appreciation rights, or SARs, separate or stand-alone of any other awards, or in tandem with options.

With respect to stand-alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, it will be taxable as ordinary compensation income when received. If the recipient receives the appreciation in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid for the stock.

With respect to tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option.

Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the SAR.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income equal to the fair market value of the award when it is received. Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinal), income realized by the recipient of the dividend equivalent.

Section 162 Limitations

Internal Revenue Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to our chief executive officer and four highest compensated officers, to the extent that compensation exceeds $1 million. It is possible that compensation attributable to stock awards, when combined with all other types of compensation received by a covered employee may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified performance based compensation, are disregarded for purposes of the Section 162(m) deduction limitation. Compensation attributable to some stock awards will qualify as performance-based compensation if granted by a committee of the board of directors comprised solely of “outside directors” only upon the achievement of an objective performance goal established in writing by the committee while the outcome is substantially uncertain, and the material terms of the plan under which the award is granted is approved by stockholders.

A stock option or stock appreciation right may be considered performance based compensation if the plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period, the material terms of the plan are approved by the stockholders, and the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.

DESCRIPTION OF GETFUGU-DELAWARE CAPITAL STOCK

The following description of our capital stock is intended to be a summary and does not describe all provisions of our certificate of incorporation or bylaws or Delaware law applicable to us. For a more thorough understanding of the terms of our capital stock, you should refer to our certificate of incorporation and bylaws, which are included as exhibits to this information statement.

Common Stock

We are authorized to issue up to 750,000,000 share of our common stock, $0.0001 par value. The holders of common stock are entitled to one vote per share on all matters to be voted upon by stockholders. Subject to preferences that may be applicable to any outstanding preferred stock, holders of common stock are entitled to receive ratably dividends as may be declared by the board of directors out of funds legally available for that purpose. In the even of our liquidation, dissolution, or winding up, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preferences of any outstanding preferred stock. The common stock has no preemptive or conversion rights, other subscription rights, or redemption or sinking fund provisions. All issued and outstanding shares of common stock are fully paid and non-assessable.

Preferred Stock

Our board of directors has the authority, without further action by our stockholders, to issue up to 200,000,000 shares of preferred stock, $0.0001 par value, in one or more series and to designate the rights, preferences, privileges and restrictions of each series. The issuance of preferred stock could have the effect of restricting dividends on the common stock, diluting the voting power of the common stock, impairing the liquidation rights of the common stock, or delaying or preventing a change in control without further action by our stockholders. As of the date of this information statement, there are no shares of preferred stock outstanding, and we have no present plans to issue any shares of preferred stock. There is no preferred stock outstanding at this time.

LEGAL MATTERS

Luce Forward Hamilton & Scripps LLP, Los Angeles, California, will render an opinion as to certain legal matters concerning the shares of common stock to be issued to our stockholders pursuant to the reincorporation.

WHERE YOU CAN FIND MORE INFORMATION

GetFugu files reports and other information with the SEC. You may read and copy any reports, statements or information that GetFugu files with the SEC at the SEC’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. The public reference room in Washington, D.C. is located at 100 F Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The SEC filings of GetFugu are also available to the public from commercial document retrieval services and at the Internet web site maintained by the SEC at http://www.sec.gov.

If you are an GetFugu stockholder, you may obtain, without charge, a copy of the most recent annual report on Form 10-K and the most recent Quarterly Report on Form 10-Q, including the financial statements required to be filed in such reports with the SEC pursuant to the Securities Exchange Act of 1934, as amended. You may also obtain copies of the exhibits to such reports, but GetFugu may charge a reasonable fee to stockholders requesting such exhibits. You should direct your request in writing to GetFugu at the following address:

GetFugu, Inc.
8560 W. Sunset Blvd., 7th Floor
Los Angeles, California 90069
Attn: Investor Relations

APPENDIX A

MERGER AGREEMENT
AND
PLAN OF MERGER

MERGER AGREEMENT

     This Merger Agreement and Plan of Merger (“Agreement”) is entered into as of October ___, 2009, by and between GetFugu, Inc., a Nevada corporation (“GetFugu Nevada”) and GetFugu Inc., a Delaware corporation and newly-formed, wholly-owned subsidiary of GetFugu Nevada, (“GetFugu Delaware”). GetFugu Nevada and GetFugu Delaware are sometimes hereafter referred to as the “Constituent Corporations.”

     A. GetFugu Nevada is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has authorized capital stock of 500,000,000 shares of common stock, with a par value of $.001 per share (“GetFugu Nevada Common Stock”). As of October [_____], 2009, there were [__________] shares of GetFugu Nevada Common Stock issued and outstanding. No shares of preferred stock are authorized, issued or outstanding.

     B. GetFugu Delaware is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has authorized capital stock of 950,000,000 shares, consisting of (i) 750,000,000 shares of common stock, with a par value of $.0001 per share (“GetFugu Delaware Common Stock”), and (ii) 200,000,000 shares of Preferred Stock, with a par value of $.0001 per share (“GetFugu Delaware Preferred Stock”). As of the date of this Agreement, one (1) share of GetFugu Delaware Common Stock is issued and outstanding and no GetFugu Delaware Preferred Stock, options or warrants have been issued or are outstanding.

     C. The Board of Directors of GetFugu Delaware has determined that, for the purpose of effectuating the reorganization of GetFugu Nevada into the State of Delaware (the “Reincorporation”), it is advisable and in the best interests of GetFugu Nevada that GetFugu Nevada merge with and into GetFugu Delaware, with GetFugu Delaware as the surviving corporation (the “Merger”) and that, in consideration of the Merger, the securities of GetFugu Delaware be exchanged for the securities of GetFugu Nevada upon the terms and conditions provided herein.

     D. The Board of Directors of each of GetFugu Delaware and GetFugu Nevada has approved the Merger and the Reincorporation contemplated hereby.

     GetFugu Delaware and the GetFugu Nevada hereby agree as follows:

1. THE REINCORPORATION

     (a) Reincorporation. In accordance with the provisions of this Agreement and the Nevada Revised Statutes 78, GetFugu Nevada shall be merged with and into the GetFugu Delaware, and the separate existence of the GetFugu Nevada shall cease to exist. GetFugu Delaware shall be, and is herein sometimes referred to as the “Surviving Corporation” and the name of the Surviving Corporation shall be GetFugu, Inc.

    (b) Filing and Other Requirements for Effectiveness. The Reincorporation shall become effective when the following actions shall have been completed:

        (i) This Agreement and the Reincorporation shall have been adopted and approved by a majority in interest of the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law;

        (ii) All of the conditions precedent to the consummation of the Reincorporation specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

        (iii) Executed Articles of Merger meeting the requirements of the Nevada General Corporation Law shall have been filed with the Secretary of State of the State of Nevada; and

        (iv) An executed Certificate of Ownership and Merger meeting the requirements of the Delaware General Corporation Law, substantially in the form attached hereto as Exhibit “A,” shall have been filed with the Secretary of State of the State of Delaware.

The date and time when the Merger and the Reincorporation shall become effective is herein called the “Effective Date.”

     (c) Succession. Upon the Effective Date, the separate existence of GetFugu Nevada shall cease and GetFugu Delaware, the Surviving Corporation shall (i) continue to possess all of its assets, rights, privileges, franchises, powers and property as constituted immediately prior to the Effective Date, (ii) continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date and (iii) succeed automatically, without other action, to all of the debts, liabilities and obligations of GetFugu Nevada in the same manner as if GetFugu Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law.

2. MANNER OF CONVERSION OF STOCK

     (a) Conversion of GetFugu Nevada Common Stock.. Upon the Effective Date, each share of GetFugu Nevada Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any further action by the Constituent Corporations, their stockholders, or any other person, be converted into and exchanged for one fully paid and nonassessable share of GetFugu Delaware Common Stock. No fractional share shall be issued upon the exchange of any share or shares of GetFugu Nevada Common Stock for GetFugu Delaware Common Stock of GetFugu Delaware.

     (b) Cancellation of GetFugu Delaware’s Capital Stock. Upon the Effective Date, each share of GetFugu Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger be cancelled without any action by the holder of such shares or any other person.

     (c) Exchange of Certificates.

          (i) Upon the Effective Date, each outstanding certificate representing shares of GetFugu Nevada Common Stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of GetFugu Delaware Common Stock into which such shares of the GetFugu Nevada Common Stock were converted in the Merger. After the Effective Date, each holder of an outstanding certificate representing GetFugu Nevada Common Stock may, at such holder’s option, surrender the same for cancellation to Empire Stock Transfer, Inc. as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the same number of shares of GetFugu Delaware Common Stock into which the surrendered shares were converted as herein provided.

          (ii) The registered owner on the books and records of the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of GetFugu Delaware Common Stock represented by such outstanding certificate as provided above.

          (iii) Each certificate representing GetFugu Delaware Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of GetFugu Nevada Common Stock so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of GetFugu Delaware in compliance with applicable laws, and any additional legends required by applicable federal and state securities laws.

          (iv) If any certificate for shares of GetFugu Delaware Common Stock stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of GetFugu Delaware that such tax has been paid or is not payable.

3. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     (a) Certificate of Incorporation of the Surviving Corporation. The Certificate of Incorporation of GetFugu Delaware as in effect immediately prior to the Effective Date, in substantially the form attached hereto as Exhibit “B,” shall be the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     (b) Bylaws of the Surviving Corporation. The Bylaws of GetFugu Delaware as in effect immediately prior to the Effective Date, in substantially the form attached hereto as Exhibit “C,” shall be the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     (c) Directors and Officers of the Surviving Corporation. The directors and officers of GetFugu Nevada immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until otherwise as provided by law, the Certificate of Incorporation of the Surviving Corporation or its Bylaws.

4. MISCELLANEOUS

     (a) Covenants of GetFugu Delaware. Surviving Corporation covenants and agrees that it will, on or before the Effective Date:

        (i) File any and all documents with the Internal Revenue Service necessary for the assumption by the Surviving Corporation of all of the tax liabilities of GetFugu Nevada; and

        (ii) Take such other actions as may be required by Nevada Revised Statutes 78 or the Nevada Corporate Securities Law.

     (b) Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of GetFugu Nevada such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of GetFugu Nevada and otherwise to carry out the purposes of this Agreement, and the officers and directors of GetFugu Delaware are fully authorized in the name and on behalf of GetFugu Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     (c) Abandonment.. At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either GetFugu Delaware or GetFugu Nevada, notwithstanding the approval of this Agreement by the stockholders of GetFugu Delaware and GetFugu Nevada.

     (d) Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Delaware Secretary of State, provided that an amendment made subsequent to the adoption of the Agreement by the stockholders of either Constituent Corporation shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement, if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

     (e) Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 615 South DuPont Highway, Dover, Delaware 19901 (Kent County), and National Corporate Research, Ltd. is the registered agent of the Surviving Corporation at such address.

     (f) Agreement. Executed copies of this Agreement shall be on file at the principal place of business of the Surviving Corporation, and copies thereof shall be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     (g) Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware.

     (h) Expenses. The Surviving Corporation shall pay all expenses of related to the preparation of this Agreement, the Merger and the Reincorporation.

     (i) Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. Facsimile copies shall be binding and effective as originals.

GETFUGU INC.,
a Delaware corporation

By: __________________________

GETFUGU, INC.,
a Nevada corporation

By: __________________________

EXHIBIT “A”

CERTIFICATE OF OWNERSHIP AND MERGER
of
GETFUGU, INC.
(a Nevada corporation)
with and into
GETFUGU INC.
(a Delaware corporation)

It is hereby certified that:

     1. GetFugu, Inc. is a corporation organized under the laws of the State of Nevada (the “Corporation”), which laws permit a merger of a corporation of that jurisdiction with a corporation of another jurisdiction.

     2. The Corporation, as the owner of all of the outstanding shares of capital stock of GetFugu Inc., a Delaware corporation (“GetFugu Delaware”), hereby merges with and into GetFugu Delaware with GetFugu Delaware as the surviving corporation (the “Merger”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”).

     3. The following is a copy of the resolutions adopted on October [_____], 2009, by the Board of Directors of the Corporation approving the merger of the Corporation with and into GetFugu Delaware with GetFugu Delaware as the surviving corporation:

     RESOLVED, that subject to the requisite approval of the Corporation’s stockholders, in order to effectuate the Reorganization, the Board of Directors of the Corporation hereby approves the Merger and authorizes the Corporation to enter into the Merger Agreement in substantially the form attached hereto as Exhibit A, with such changes as the officers executing the same in their discretion deem advisable, and to enter into, execute, deliver and perform its obligations under the Merger Agreement and each other agreement, document, instrument, certificate or amendment, including without limitation, the execution and filing of a Certificate of Ownership and Merger with the Delaware Secretary of State and the execution and filing of Articles of Merger with the Nevada Secretary of State, and to take such other actions, as may be required to be provided or taken by the Corporation thereunder;

     RESOLVED FURTHER, that subject to the requisite approval of the Corporation’s stockholders, the officers of the Corporation be, and each of them hereby is, authorized and directed to execute, in the name and on behalf of the Corporation, to deliver when so executed, and to perform its obligations under the Merger Agreement and each agreement, document or instrument required to be provided by the Corporation, including without limitation, the execution and filing of a Certificate of Ownership and Merger with the Delaware Secretary of State and the execution and filing of Articles of Merger with the Nevada Secretary of State and to take all such further actions relating thereto or deemed necessary by such officers in order to carry out the transactions contemplated by the foregoing resolutions in the name and on behalf of the Corporation; and

     RESOLVED FURTHER, the Merger Agreement shall be submitted to the Corporation’s stockholders for approval.

     4. The Merger has been adopted, approved, certified, executed, and acknowledged by the Corporation in accordance with the laws under which it is organized.

Executed on this ___day of October 2009.

GETFUGU, INC., a Nevada corporation By: __________________________

EXHIBIT “B”

CERTIFICATE OF INCORPORATION
OF
GETFUGU INC.

     1. The name of the corporation is GetFugu Inc. (the “Corporation”).

     2. The address of the corporation’s registered office in the State of Delaware is 615 South DuPont Highway, Dover, Delaware 19901, County of Kent. The name of its registered agent at such address is National Corporate Research, Ltd.

     3. The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by it are as follows: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     4. Capitalization.

          (a) Authorized Capital Stock. The total number of shares of all classes of stock that the Corporation is authorized to issue is Nine Hundred Fifty Million (950,000,000) shares, consisting of Seven Hundred Fifty Million (750,000,000) shares of common stock with a par value of $.0001 per share (“Common Stock”) and Two Hundred Million (200,000,000) shares of preferred stock with a par value of $.0001 per share (“Preferred Stock”).

          (b) Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series. Subject to the limitations and restrictions in this paragraph 4, the Board of Directors, to the extent permitted by law and the Bylaws of the Corporation or a resolution of the Board of Directors, by resolution or resolutions, is authorized to create or provide for any such series, and to fix the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation, the authority to fix or alter the dividend rights, dividend rates, conversion rights, exchange rights, voting rights, rights (full or limited) and terms of redemption (including sinking and purchase fund provisions), the redemption price or prices, the dissolution preferences and the rights in respect to any distribution of assets of any wholly unissued series of Preferred Stock and the number of shares constituting any such series, and the designation thereof, or any of them and to increase or decrease the number of shares of any series so created, subsequent to the issue of that series but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

          There shall be no limitation or restriction on any variation between any of the different series of Preferred Stock as to the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof; and the several series of Preferred Stock may, except as hereinafter in this paragraph 4 otherwise expressly provided, vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors or by Committee of the Board of Directors, providing for the issuance of the various series; provided, however, that all shares of any one series of Preferred Stock shall have the same designation, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions.

          (c) Common Stock.

               (i) Voting Rights. Except as otherwise required by law, or as otherwise fixed by resolution or resolutions of the Board of Directors with respect to one or more series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Common Stock, and each stockholder of the Corporation who at the time possesses voting power for any purpose shall be entitled to one vote for each share of such stock standing in his or her name on the books of the Corporation. There shall be no cumulative voting.

               (ii) Dividends. Subject to the rights, preferences, privileges, restrictions and other matters pertaining to the Preferred Stock that may from time to time in the future come to existence, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefore, such dividends as may be declared from time to time by the Board of Directors.

               (iii) Liquidation; Dissolution. In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors and to the holders of any Preferred Stock of the Corporation that may at the time be outstanding, in proportion to the number of shares held by them, respectively, without regard to class.

5.  Board of Directors.

(a)  Management. The management of the business and the conduct of the affairs of the Corporation shall be vested in the Board of Directors. The number of directors that shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by the Board of Directors.

(b)  Term of Office. A director shall hold office until his or her successor shall be elected and qualified or until such director’s earlier death, resignation, retirement or removal from office.

(c)  Removal. Subject to any limitation imposed by law or any rights of holders of preferred stock, the Board of Directors or any individual director may be removed from office at any time with or without cause by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of capital stock of the Corporation entitled to vote, voting together as a single class.

(d) Vacancies. Subject to any limitation imposed by law or any rights of holders of preferred stock, any vacancies (including newly created directorships) shall be filled only by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Directors appointed to fill vacancies created by the resignation or termination of a director will serve the remainder of the term of the resigning or terminated director.

 (e)  No Written Ballot. Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

(f)  Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, amend and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter, amend or repeal any bylaw whether adopted by them or otherwise, in accordance with the bylaws.

6.  Special Meetings of Stockholders. Except as otherwise required by law and subject to the rights, if any, of the holders of any series of preferred stock, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Secretary of the Corporation, in each case pursuant to a resolution of the Board of Directors, and special meetings of stockholders of the Corporation may not be called by any other person or persons.

7.  Amendment of Certificate of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

8.  Indemnification; Limitation of Liability. Except to the extent that the Delaware General Corporation Law prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to or repeal of this Section 8 of the relevant provisions of the Delaware General Corporation Law shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

9. The name and mailing address of the sole incorporator is as follows:

Name	Mailing Address

John C. Kirkland	Luce Forward Hamilton & Scripps LLP

601 South Figueroa Street, 39th Floor

Los Angeles, CA 90017

     I, the undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and, accordingly, have hereunto set my hands this [_____] day of October 2009.

John C. Kirkland

EXHIBIT “C”

BYLAWS
of
GETFUGU INC.
a Delaware Corporation

Table of Contents

BYLAWS
OF
GETFUGU INC.

ARTICLE 1

OFFICES

Section 1.1 Registered Office.

     The registered office of the corporation in the State of Delaware shall be 615 DuPont Highway, Dover, Delaware 19901, County of Kent. The name of the registered agent is at such address is National Corporate Research, Ltd.

Section 1.2 Other Offices.

     The corporation shall also have and maintain an office or principal place of business at such other place as the Board of Directors may determine from time to time, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE 2

STOCKHOLDERS’ MEETINGS

Section 2.1 Place of Meetings.

          (a) Meetings of stockholders may be held at such place, either within or without this State, as may be designated by or in the manner provided in these bylaws or, if not so designated, as determined by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by paragraph (b) of this Section 2.1.

          (b) If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

               (1) Participate in a meeting of stockholders; and

               (2) Be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (B) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

          (c) For purposes of this Section 2.1, “remote communication” shall include (1) telephone or other voice communications and (2) electronic mail or other form of written or visual electronic communications satisfying the requirements of Section 2.11(b).

Section 2.2 Annual Meetings.

     The annual meetings of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors, or, if not so designated, then at 10:00 a.m. local time on June 30 in each year if not a legal holiday, and, if a legal holiday, at the same hour and place on the next succeeding day not a holiday.

Section 2.3 Special Meetings.

     Except as otherwise required by law and subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of the stockholders of the corporation may be called, for any purpose or purposes, only by the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Secretary, in each case pursuant to a resolution of the Board of Directors, and special meetings of stockholders of the Corporation may not be called by any other person or persons at any time.

Section 2.4 Notice of Meetings.

          (a) Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders, specifying the place, if any, date and hour and purpose or purposes of the meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote thereat, directed to his address as it appears upon the books of the corporation; except that where the matter to be acted on is a merger or consolidation of the Corporation or a sale, lease or exchange of all or substantially all of its assets, such notice shall be given not less than 20 nor more than 60 days prior to such meeting.

          (b) If at any meeting action is proposed to be taken which, if taken, would entitle shareholders fulfilling the requirements of section 262(d) of the Delaware General Corporation Law to an appraisal of the fair value of their shares, the notice of such meeting shall contain a statement of that purpose and to that effect and shall be accompanied by a copy of that statutory section.(c) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken unless the adjournment is for more than thirty days, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          (d) Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after such meeting, and, to the extent permitted by law, will be waived by any stockholder by his attendance thereat, in person or by proxy. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

          (e) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of Delaware General Corporation Law, the certificate of incorporation, or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if (i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent, and (ii) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given pursuant to this subparagraph (e) shall be deemed given: (1) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of these bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 2.5 Quorum and Voting.

          (a) At all meetings of stockholders except where otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Shares, the voting of which at said meeting have been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at said meeting. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the original meeting. The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

          (b) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the voting power represented at any meeting at which a quorum is present shall be valid and binding upon the corporation.

          (c) Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter, and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

Section 2.6 Voting Rights.

          (a) Except as otherwise provided by law, only persons in whose names shares entitled to vote stand on the stock records of the corporation on the record date for determining the stockholders entitled to vote at said meeting shall be entitled to vote at such meeting. Shares standing in the names of two or more persons shall be voted or represented in accordance with the determination of the majority of such persons, or, if only one of such persons is present in person or represented by proxy, such person shall have the right to vote such shares and such shares shall be deemed to be represented for the purpose of determining a quorum.

          (b) Every person entitled to vote or to execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent, which proxy shall be filed with the Secretary of the corporation at or before the meeting at which it is to be used. Said proxy so appointed need not be a stockholder. No proxy shall be voted on after three (3) years from its date unless the proxy provides for a longer period. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it or of his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

          (c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (b) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

               (1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

               (2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telephone, telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telephone, telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telephone, telegram, cablegram or other electronic transmission was authorized by the stockholder. Such authorization can be established by the signature of the stockholder on the proxy, either in writing or by a signature stamp or facsimile signature, or by a number or symbol from which the identity of the stockholder can be determined, or by any other procedure deemed appropriate by the inspectors or other persons making the determination as to due authorization.

If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

          (d) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (c) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 2.7 Voting Procedures and Inspectors of Elections.

          (a) The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

          (b) The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

          (c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

          (d) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Sections 211(e) or 212(e)(2) of the Delaware General Corporation Law, or any information provided pursuant to Section 211(a)(2)(B)(i) or (iii) thereof, ballots and the regular books and records of the corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 2.8 List of Stockholders.

     The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. The corporation need not include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 2.9 Stockholder Proposals at Annual Meetings.

     At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 90 days nor more than 120 days prior to the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year). A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

     Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in Section 2.1 and this Section 2.9, provided, however, that nothing in this Section 2.9 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedure.

     The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of Section 2.1 and this Section 2.9, and if he should so determine he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

     Nothing in this Section 2.9 shall affect the right of a stockholder to request inclusion of a proposal in the corporation’s proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission.

Section 2.10 Nominations of Persons for Election to the Board of Directors.

     In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.10. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 90 days nor more than 120 days prior to the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of shareholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year). Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the corporation which are beneficially owned by the stockholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein. These provisions shall not apply to nomination of any persons entitled to be separately elected by holders of preferred stock.

     The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Section 2.11 Stockholder Action by Written Consent Without a Meeting.

     Unless otherwise provided in the Certificate of Incorporation of the corporation, any action required by the Delaware General Corporation Law to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation as provided in Section 228 of the Delaware General Corporation Law. In the event that the action which is consented to is such as would have required the filing of a certificate under any provision of the Delaware General Corporation Law, if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of stockholders, that written consent has been given in accordance with Section 228 of the Delaware General Corporation Law.

ARTICLE 3

DIRECTORS

Section 3.1 Number and Term of Office.

     The number of directors shall be determined from time to time by resolution of the Board of Directors, provided the Board shall consist of at least one member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. With the exception of the first Board of Directors, which shall be elected by the incorporators, and except as provided in Section 3.3 of this Article III, the directors shall be elected by a plurality vote of the shares represented in person or by proxy at the stockholders annual meeting in each year and entitled to vote on the election of directors. Elected directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified. Directors need not be stockholders. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 3.2 Powers.

     The powers of the corporation shall be exercised, its business conducted and its property controlled by or under the direction of the Board of Directors.

Section 3.3 Vacancies.

     Vacancies, including any vacancies that result from an increase in the number of directors, may only be filled as provided in the Certificate of Incorporation of the Corporation. Each director so chosen shall hold office until his or her success shall be elected and qualified or until such director’s earlier death, resignation, retirement or removal from office.

Section 3.4 Resignations and Removals.

     Directors may only be removed as provided in the Certificate of Incorporation of the Corporation. Any director may resign at any time upon written notice to the Board of Directors or to the Chief Executive Officer, the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The acceptance of a resignation shall not be necessary to make it effective.

Section 3.5 Meetings.

          (a) The annual meeting of the Board of Directors shall be held immediately after the annual stockholders’ meeting and at the place where such meeting is held or at the place announced by the Chairman at such meeting. No notice of an annual meeting of the Board of Directors shall be necessary, and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

          (b) Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof. Regular meetings of the Board of Directors may also be held at any place, within or without the State of Delaware, which has been designated by resolutions of the Board of Directors or the written consent of all directors.

          (c) Special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board of Directors or, if there is no Chairman of the Board of Directors, by the President, or by any of the directors.

           (d) Written notice of the time and place of all regular and special meetings of the Board of Directors shall be delivered personally to each director or sent by telegram or facsimile transmission or other form of electronic transmission at least 48 hours before the start of the meeting, or sent by first class mail at least 120 hours before the start of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat.

Section 3.6 Quorum and Voting.

          (a) A quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time in accordance with Section 3.1 of Article III of these Bylaws, but not less than one; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

          (b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by a vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation, or these Bylaws.

          (c) Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

          (d) The transactions of any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 3.7 Action Without Meeting.

     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

 Section 3.8 Fees and Compensation.

     Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

Section 3.9 Committees.

          (a) Other Committees: The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint committees as may be permitted by law. Such committees appointed by the Board of Directors shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committee.

          (b) Term: The members of all committees of the Board of Directors shall serve a term coexistent with that of the Board of Directors which shall have appointed such committee. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Section 3.9, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee; provided that no committee shall consist of less than one member. The membership of a committee member shall terminate on the date of his death or voluntary resignation, but the Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          (c) Meetings: Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 3.9 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter; special meetings of any such committee may be held at the principal office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof; or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any director who is a member of such committee upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time after the meeting and will be waived by any director by attendance thereat. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

ARTICLE 4

OFFICERS

Section 4.1 Officers Designated.

     The officers of the Corporation shall be elected by the Board of Directors and may consist of a Chief Executive officer, a President, a Chief Financial Officer, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, any number of Assistant Secretaries and such other officers and assistant officers as may be deemed necessary or desirable by the Board of Directors. Any number of offices may be held by the same person unless the certificate of incorporation or these Bylaws otherwise provide. In its discretion, the Board of Directors may choose not to fill any office for any period as it may deem advisable. The Board of Directors may also elect from among its members a Chairman of the Board of Directors.

Section 4.2 Tenure and Duties of Officers.

          (a) General: All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

          (b) Duties of the Chairman of the Board of Directors: The Chairman of the Board of Directors when present shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

          (c) Duties of Chief Executive Officer: The Chief Executive Officer shall be the chief executive officer of the corporation and shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. The Chief Executive Officer shall perform duties commonly incident to the office and perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Chief Executive Officer shall report directly to the Board of Directors and shall have the right to delegate any of his or her powers to any other officer or employee and the authority to appoint Vice Presidents of the Corporation.

          (d) Duties of President: The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors or Chief Executive Officer has been appointed and is present. The President shall perform duties commonly incident to the office and perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

          (e) Duties of Vice-Presidents: The Vice-Presidents, in the order of their seniority, may assume and perform the duties of the President in the absence or disability of the President or whenever the office of the President is vacant. The Vice-Presidents shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President shall designate from time to time.

          (f) Duties of Secretary: The Secretary shall attend all meetings of the stockholders and of the Board of Directors and any committee thereof, and shall record all acts and proceedings thereof in the minute book of the corporation, which may be maintained in either paper or electronic form. The Secretary shall give notice, in conformity with these Bylaws, of all meetings of the stockholders and of all meetings of the Board of Directors and any Committee thereof requiring notice. The Secretary shall perform such other duties and have such other powers as the Board of Directors, Chief Executive Officer or President shall designate from time to time. The President may direct any assistant secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each assistant secretary shall perform such other duties and have such other powers as the Board of Directors, Chief Executive Officer or the President shall designate from time to time.

          (g) Duties of Treasurer/Chief Financial Officer: The Treasurer/Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Treasurer/Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer/Chief Financial Officer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct any assistant treasurer to assume and perform the duties of the Treasure/Chief Financial Officer in the absence or disability of the Treasurer/Chief Financial Officer, and each assistant treasurer shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

ARTICLE 5

EXECUTION OF CORPORATE INSTRUMENTS, AND

VOTING OF SECURITIES OWNED BY THE CORPORATION

Section 5.1 Execution of Corporate Instruments.

          (a) The Board of Directors may in its discretion determine the method and designate the signatory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation.

          (b) Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the corporation, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors (if there be such an officer appointed) or by the President; such documents may also be executed by any Vice-President and by the Secretary or Treasurer or any assistant secretary or assistant treasurer. All other instruments and documents requiring the corporate signature but not requiring the corporate seal may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

          (c) All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

          (d) Execution of any corporate instrument may be effected in such form, either manual, facsimile or electronic signature, as may be authorized by the Board of Directors.

Section 5.2 Voting of Securities Owned by Corporation.

     All stock and other securities of other corporations owned or held by the corporation for itself or for other parties in any capacity shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board of Directors (if there be such an officer appointed), or by the President, or by any Vice-President.

ARTICLE 6

SHARES OF STOCK

Section 6.1 Form and Execution of Certificates.

     The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman of the Board (if there be such an officer appointed), or by the President or any Vice-President and by the Treasurer or assistant treasurer or the Secretary or assistant secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 6.2 Lost Certificates.

     The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to indemnify the corporation in such manner as it shall require and/or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

Section 6.3 Transfers.

     Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a certificate or certificates for a like number of shares, properly endorsed.

Section 6.4 Fixing Record Dates.

          (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the date on which the meeting is held. A determination of stockholders of record entitled notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          (b) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent or electronic transmission setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded; provided that any such electronic transmission shall satisfy the requirements of Section 2.11(b) and, unless the Board of Directors otherwise provides by resolution, no such consent by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

          (c) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.5 Registered Stockholders.

     The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE 7

OTHER SECURITIES OF THE CORPORATION

     All bonds, debentures and other corporate securities of the corporation, other than stock certificates, may be signed by the Chairman of the Board of Directors (if there be such an officer appointed), or the President or any Vice-President or such other person as may be authorized by the Board of Directors and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an assistant secretary, or the Treasurer or an assistant treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signature of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an assistant treasurer of the corporation, or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon has ceased to be an officer of the corporation before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE 8

CORPORATE SEAL

     The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board of Directors. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

ARTICLE 9

INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

Section 9.1 Right to Indemnification.

     Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “Proceeding”), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an “Agent”), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding (hereinafter “Expenses”). The right to indemnification conferred in this Article shall be a contract right.

Section 9.2 Authority to Advance Expenses.

     Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the Delaware General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise. Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon such terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

Section 9.3 Right of Claimant to Bring Suit.

     If a claim under Section 9.1 or 9.2 of this Article is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys’ fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

Section 9.4 Provisions Nonexclusive.

     The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the Certificate of Incorporation, agreement, or vote of the stockholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

Section 9.5 Authority to Insure.

     The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article.

Section 9.6 Survival of Rights.

     The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 9.7 Settlement of Claims.

     The corporation shall not be liable to indemnify any Agent under this Article (a) for any amounts paid in settlement of any action or claim effected without the corporation’s written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

Section 9.8 Effect of Amendment.

     Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

Section 9.9 Subrogation.

     In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

Section 9.10 No Duplication of Payments.

     The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise

ARTICLE 10

NOTICES

     Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, the same shall be given either (1) in writing, timely and duly deposited in the United States Mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent, or (2) by a means of electronic transmission that satisfies the requirements of Section 2.4(e) of these Bylaws, and has been consented to by the stockholder to whom the notice is given. Any notice required to be given to any director may be given by either of the methods hereinabove stated, except that such notice other than one which is delivered personally, shall be sent to such address or (in the case of electronic communication) such email address, facsimile telephone number or other form of electronic address as such director shall have filed in writing or by electronic communication with the Secretary of the corporation, or, in the absence of such filing, to the last known post office address of such director. If no address of a stockholder or director be known, such notice may be sent to the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by means of electronic transmission shall be deemed to have been given as at the sending time recorded by the electronic transmission equipment operator transmitting the same. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such a stockholder or such director to receive such notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation, or of these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is lawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

ARTICLE 11

AMENDMENTS

     These Bylaws may be adopted, amended or repealed by the stockholders entitled to vote. The Board of Directors shall also have the authority to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting of the Board of Directors by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such Bylaws.

APPENDIX B

GETFUGU INC.

2009 INCENTIVE COMPENSATION PLAN

GetFugu Inc.

2009 Incentive Compensation Plan

1. Purpose. The purpose of this Plan is to assist the Company and its Related Entities in attracting, motivating, retaining and rewarding high-quality Employees, officers, Directors and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Plan Administrator.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below.

(a) Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules and regulations of any stock exchange upon which the Common Stock is listed and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

(b) “Award” means any award granted pursuant to the terms of this Plan, including an Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(c) “Award Agreement” means the written agreement evidencing an Award granted under the Plan.

(d) “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Plan Administrator to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, change in control or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company (or a Related Entity), if any, (iii) any violation or breach by the Participant of his or her confidential information and invention assignment, non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) any material violation or breach by the Participant of the Company’s or a Related Entity’s policy for employee conduct, if any, (vi) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vii) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Plan Administrator of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means and shall be deemed to have occurred on the earliest of the following dates:

(i) the date on which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) obtains “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act) or a pecuniary interest in fifty percent (50%) or more of the Voting Stock;

(ii) the consummation of a merger, consolidation, reorganization or similar transaction other than a transaction: (1) (a) in which substantially all of the holders of Company’s Voting Stock hold or receive directly or indirectly fifty percent (50%) or more of the voting stock of the resulting entity or a parent company thereof, in substantially the same proportions as their ownership of the Company immediately prior to the transaction; or (2) in which the holders of Company’s capital stock immediately before such transaction will, immediately after such transaction, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors of the surviving corporation (or a parent company);

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, fifty percent (50%) or more of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date this Plan is adopted by the Board, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For purposes of determining whether a Change in Control has occurred, a transaction includes all transactions in a series of related transactions, and terms used in this definition but not defined are used as defined in the Plan. The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) Committee” means a committee designated by the Board to administer the Plan with respect to at least a group of Employees, Directors or Consultants.

(j) “Company” means GetFugu Inc., a Delaware corporation, and its successors and assigns.

(k) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(l) “Continuous Service” means uninterrupted provision of services to the Company or any Related Entity in the capacity as either an officer, Employee, Director or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in the capacity as either an officer, Employee, Director or Consultant or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in the capacity as either an officer, Employee, Director, Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(m) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale, lease, exclusive license or other disposition of a substantial portion of the consolidated assets of the Company and its Subsidiaries, as determined by the Plan Administrator, in its discretion;

(ii) a sale or other disposition of more than twenty percent (20%) of the outstanding securities of the Company; or

(iii) a merger, consolidation, reorganization or similar transaction, whether or not the Company is the surviving corporation.

(n) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 7(d) of the Plan.

(o) “Director” means a member of the Board or the board of directors of any Related Entity.

(p) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Plan Administrator.

(q) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares or other periodic payments.

(r) “Effective Date” means the effective date of this Plan, which shall be the date this Plan is adopted by the Board, subject to the approval of the shareholders of the Company.

(s) “Eligible Person” means each officer, Director, Employee or Consultant. The foregoing notwithstanding, only employees of the Company, any Parent or any Subsidiary shall be Eligible Persons for purposes of receiving a grant of Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(t) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(v) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Plan Administrator, or under procedures established by the Plan Administrator. Unless otherwise determined by the Plan Administrator, the Fair Market Value of Shares as of any given date, after which the Shares are publicly traded on a stock exchange or market, shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(w) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning (or the same meaning as “good reason” or “for good reason”) set forth in any employment, consulting, change in control or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such definition in such agreement(s), such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company (or a Related Entity) or any other action by the Company (or a Related Entity) which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (ii) any failure by the Company (or a Related Entity) to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (iii) the Company’s (or Related Entity’s) requiring the Participant to be based at any office or location more than fifty (50) miles from the location of employment as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; (iv) any purported termination by the Company (or a Related Entity) of the Participant’s Continuous Service otherwise than for Cause, as defined in Section 2(f), death, or by reason of the Participant’s Disability as defined in Section 2(o); or (v) any reduction in the Participant’s base salary (unless such reduction is part of Company-wide reduction that affects a majority of the persons of comparable level to the Participant).

(x) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(y) “Non-Employee Director” means a Director of the Company who is not an Employee.

(z) “Non-Qualified Stock Option” means any Option that is not intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(aa) “Option” means a right, granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(bb) “Other Stock-Based Awards” means Awards granted to a Participant pursuant to Section 6(h) hereof.

(cc) “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing fifty percent (50%) or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(dd) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ee) “Performance Award” means a right, granted to an Eligible Person under Sections 6(h) or 7 hereof, to receive Awards based upon performance criteria specified by the Plan Administrator.

(ff) “Performance Period” means that period established by the Plan Administrator at the time any Performance Award is granted or at any time thereafter during which performance goals specified by the Plan Administrator with respect to such Award are to be measured.

(gg) “Plan” means this GetFugu Inc. 2009 Incentive Compensation Plan.

(hh) “Plan Administrator” means the Board, its Compensation Committee, or any Committee delegated by the Board to administer the Plan. There may be different Plan Administrators with respect to different groups of Eligible Persons.

(ii) “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity designated by the Plan Administrator in which the Company, a Parent or a Subsidiary, directly or indirectly, holds a substantial ownership interest.

(jj) “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions, including a risk of forfeiture.

(kk) “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(ll) “Share” means a share of the Company’s Common Stock, and the share(s) of such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

(mm) “Stock” means the Company’s Common Stock, and such other securities as may be substituted (or resubstituted) for the Company’s Common Stock pursuant to Section 10(c) hereof.

(nn) “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 6(c) hereof.

(oo) “Stock Unit” means a right, granted to a Participant pursuant to Section 6(e) hereof, to receive Shares, cash or a combination thereof at the end of a specified period of time.

(pp) “Subsidiary” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(qq) “Voting Stock” means the stock of the Company with a right to vote for the election of Directors of the Company.

3. Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c). The Board and/or Committee(s) administering the Plan shall be the “Plan Administrator.”

(b) Powers of the Plan Administrator. The Plan Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares or cash pursuant to an Award; and the number of Shares or amount of cash with respect to which an Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Plan Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or an Award as provided in Section 10(e).

(iv) To terminate or suspend the Plan as provided in Section 10(e).

(v) To adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(vi) To effect, at any time and from time to time, with the consent of any adversely affected Participant, (1) the reduction of the exercise price of any outstanding Award under the Plan, if any, (2) the cancellation of any outstanding Award and the grant in substitution therefor of (A) a new Award under the Plan or another equity plan of the Company covering the same or a different number of Shares, (B) cash and/or (C) other valuable consideration (as determined by the Plan Administrator, in its sole discretion) or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(vii) Generally, to exercise such powers and to perform such acts as the Plan Administrator deems necessary or appropriate to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(c) Delegation to Committee.

(i) General. The Board may delegate administration of the Plan to a Committee or Committees of more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, to the extent delegated by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii) Section 162(m) and Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more “Outside Directors”, in accordance with Section 162(m) of the Code, and/or solely of two or more “Non-Employee Directors”, in accordance with Rule 16b-3. In addition, the Plan Administrator may delegate to a committee of two or more members of the Board the authority to grant Awards to Eligible Persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (c) not then subject to Section 16 of the Exchange Act.

(d) Effect of Plan Administrator’s Decision. All determinations, interpretations and constructions made by the Plan Administrator shall be made in good faith and shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(e) Arbitration. Any dispute or claim concerning any Award granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted before a retired judge pursuant to the rules of JAMS in the nearest city in which JAMS conducts business to the city in which the Participant is employed by the Company. The Company shall pay all arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting an Award, the Participant and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

(f) Limitation of Liability. The Board and any Committee(s), and each member thereof, who act as the Plan Administrator, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Board and any Committee(s), and any officer or Employee acting at the direction or on behalf of the Board and any Committee(s), shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Issuable Under the Plan.

(a) Number of Shares Available for Issuance Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for issuance in connection with Awards shall be 250,000,000 Shares. Any Shares issued under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

(b) Availability of Shares Not Issued pursuant to Awards.

(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be available for Awards under the Plan, subject to Section 4(b)(iv) below.

(ii) If any Shares issued pursuant to an Award are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such Shares, then the Shares forfeited or repurchased shall revert to and become available for issuance under the Plan, subject to Section 4(b)(iv) below.

(iii) In the event that any Option or other Award granted hereunder is exercised through the withholding of Shares from the Award by the Company or withholding tax liabilities arising from such Option or other Award are satisfied by the withholding of Shares from the Award by the Company, then only the number of Shares issued net of the Shares withheld shall be counted as issued for purposes of determining the maximum number of Shares available for grant under the Plan, subject to Section 4(b)(iv) below.

(iv) Notwithstanding anything in this Section 4(b) to the contrary, solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of Shares that may be granted under this Plan through Incentive Stock Options shall be determined without regard to any Shares restored pursuant to this Section 4(b) that, if taken into account, would cause the Plan, for purposes of the grant of Incentive Stock Options, to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of Shares that may be issued.

(c) Application of Limitations. The limitation contained in this Section 4 shall apply not only to Awards that are settled by the delivery of Shares but also to Awards relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights). The Plan Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and may make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

5. Eligibility; Per-Person Award Limitations.

(a) Eligibility. Awards may be granted under the Plan only to Eligible Persons.

(b) Per-Person Award Limitations. In any one calendar year, an Eligible Person may not be granted Options or Stock Appreciation Rights under which more than 100,000,000 Shares could be received by the Participant, subject to adjustment as provided in Section 10(c). In any one calendar year, an Eligible Person may not be granted Awards (other than an Option or Stock Appreciation Right) under which more than 100,000,000 Shares could be received by the Participant, subject to adjustment as provided in Section 10(c). In addition, in any one calendar year, an Eligible Person may not be granted Performance Awards (other than Options or Stock Appreciation Rights) under which more than $100,000,000 could be received by the Participant.

6. Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Plan Administrator may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Plan Administrator shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Plan Administrator shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

(b) Options. The Plan Administrator is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Stock Option Agreement. Each grant of an Option shall be evidenced by an Award Agreement. Such Award Agreement shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Plan Administrator deems appropriate for inclusion in the Award Agreement. The provisions of the various Award Agreements entered into under the Plan need not be identical.

(ii) Number of Shares. Each Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10(c) hereof. The Award Agreement shall also specify whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option.

(iii) Exercise Price.

(A) In General. Each Award Agreement shall state the price at which Shares subject to the Option may be purchased (the “Exercise Price”), which shall be, with respect to Incentive Stock Options, not less than 100% of the Fair Market Value of the Stock on the date of grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Plan Administrator; provided, however, that notwithstanding any other provision of the Plan, any Non-Qualified Stock Option granted with a per Share exercise price less than the per Share Fair Market Value on the date of grant shall be structured to avoid the imposition of any excise tax under Code Section 409A, unless otherwise specifically determined by the Plan Administrator.

(B) Ten Percent Shareholder. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary, any Incentive Stock Option granted to such Employee must have an exercise price per Share of at least 110% of the Fair Market Value of a Share on the date of grant.

(iv) Time and Method of Exercise. The Plan Administrator shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including, in the discretion of the Plan Administrator, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, net exercise, other Awards or awards granted under other plans of the Company or a Related Entity, other property (including notes or other contractual obligations of Participants to make payment on a deferred basis) or any other form of consideration legally permissible, and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

(v) Termination of Service. Subject to earlier termination of the Option as otherwise provided in the Plan and unless otherwise provided by the Plan Administrator with respect to an Option and set forth in the Award Agreement, an Option shall be exercisable after a Participant’s termination of Continuous Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate and no longer be exercisable:

(A) Death or Disability. If the Participant’s Continuous Service terminates because of the death or Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Continuous Service terminated, may be exercised by the Participant (or the Participant’s legal representative or estate) at any time prior to the expiration of twelve (12) months (or such other period of time as determined by the Plan Administrator, in its discretion) after the date on which the Participant’s Continuous Service terminated, but in any event only with respect to the vested portion of the Option and no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(B) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Continuous Service is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Continuous Service.

(C) Other Termination of Service. If the Participant’s Continuous Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Continuous Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Plan Administrator, in its discretion) after the date on which the Participant’s Continuous Service terminated, but in any event only with respect to the vested portion of the Option and no later than the Option Expiration Date.

(vi) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. If and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) The Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary and the Incentive Stock Option is granted to such Participant, the Incentive Stock Option shall not be exercisable (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) If the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company, its Parent or any Subsidiary are exercisable for the first time by a Participant during any calendar year in excess of $100,000, then such Participant’s Incentive Stock Option(s) or portions thereof that exceed such $100,000 limit shall be treated as Non-Qualified Stock Options (in the reverse order in which they were granted, so that the last Incentive Stock Option will be the first treated as a Non-Qualified Stock Option). This paragraph shall only apply to the extent such limitation is applicable under the Code at the time of the grant.

(c) Stock Appreciation Rights. The Plan Administrator is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(i) Agreement. Each grant of a Stock Appreciation Right shall be evidenced by an Award Agreement. Such Award Agreement shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Plan Administrator deems appropriate for inclusion in the Award Agreement. The provisions of the various Award Agreements entered into under the Plan need not be identical.

(ii) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Plan Administrator.

(iii) Other Terms. The Plan Administrator shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the form of payment upon exercise of Shares, cash or other property, the method of exercise, method of settlement, form of consideration payable in settlement (either cash, Shares or other property), method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Stock Appreciation Rights may be either freestanding or in tandem with other Awards. Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each Stock Appreciation Right shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

(d) Restricted Stock. The Plan Administrator is authorized to grant Restricted Stock to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Administrator may impose, or as otherwise provided in this Plan. The terms of any Restricted Stock granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Plan Administrator and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Administrator). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Plan Administrator, upon termination of a Participant’s Continuous Service during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited to or reacquired by the Company; provided that the Plan Administrator may provide, by rule or regulation or in any Award Agreement or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Plan Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Plan Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, that the certificates be kept with an escrow agent and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Plan Administrator may require that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Plan Administrator, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property has been distributed.

(e) Stock Units. The Plan Administrator is authorized to grant Stock Units to Participants, which are rights to receive Shares, cash or other property, or a combination thereof at the end of a specified time period, subject to the following terms and conditions:

(i) Award and Restrictions. Satisfaction of an Award of Stock Units shall occur upon expiration of the time period specified for such Stock Units by the Plan Administrator (or, if permitted by the Plan Administrator, as elected by the Participant). In addition, Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Plan Administrator may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Plan Administrator may determine. The terms of an Award of Stock Units shall be set forth in a written Award Agreement which shall contain provisions determined by the Plan Administrator and not inconsistent with the Plan. Stock Units may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of Shares covered by the Stock Units, or a combination thereof, as determined by the Plan Administrator at the date of grant or thereafter. Prior to satisfaction of an Award of Stock Units, an Award of Stock Units carries no voting or dividend or other rights associated with Share ownership. Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each Stock Unit shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

(ii) Forfeiture. Except as otherwise determined by the Plan Administrator, upon termination of a Participant’s Continuous Service during the applicable time period thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Stock Units), the Participant’s Stock Units (other than those Stock Units subject to deferral at the election of the Participant) shall be forfeited; provided that the Plan Administrator may provide, by rule or regulation or in any Award Agreement or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Stock Units.

(iii) Dividend Equivalents. Unless otherwise determined by the Plan Administrator at date of grant, any Dividend Equivalents that are granted with respect to any Award of Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in Shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends or (B) deferred with respect to such Stock Units and the amount or value thereof automatically deemed reinvested in additional Stock Units, other Awards or other investment vehicles, as the Plan Administrator shall determine or permit the Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations. The Plan Administrator is authorized to grant Shares as a bonus or to grant Shares or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Plan Administrator to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Plan Administrator.

(g) Dividend Equivalents. The Plan Administrator is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The terms of an Award of Dividend Equivalents shall be set forth in a written Award Agreement which shall contain provisions determined by the Plan Administrator and not inconsistent with the Plan. The Plan Administrator may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Plan Administrator may specify. Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each Dividend Equivalent shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

(h) Performance Awards. The Plan Administrator is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, other property, or other Awards, on terms and conditions established by the Plan Administrator, subject to the provisions of Section 7 if and to the extent that the Plan Administrator shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Plan Administrator upon the grant of each Performance Award. Except as provided in this Plan or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Plan Administrator and may be based upon the criteria set forth in Section 7(b), or in the case of an Award that the Plan Administrator determines shall not be subject to Section 7 hereof, any other criteria that the Plan Administrator, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Plan Administrator. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Plan Administrator, on a deferred basis.

(i) Other Stock-Based Awards. The Plan Administrator is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Plan Administrator to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Plan Administrator, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. The Plan Administrator shall determine the terms and conditions of such Awards. The terms of any Award pursuant to this Section shall be set forth in a written Award Agreement which shall contain provisions determined by the Plan Administrator and not inconsistent with the Plan. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Plan Administrator shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h). Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each such Award shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

7. Tax Qualified Performance Awards.

(a) Covered Employees. A Committee, composed in compliance with the requirements of Section 162(m) of the Code, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 7 shall be applicable to such Award.

(b) Performance Criteria. If an Award is subject to this Section 7, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per Share; (2) revenues or gross margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period, as specified by the Committee. Performance goals shall be established not later than ninety (90) days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 7, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 7. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification. Within a reasonable period of time after the performance criteria have been satisfied (but no later than three (3) months after the satisfaction of the performance criteria), to the extent necessary to qualify the payments as “performance based compensation” under Section 162(m) of the Code, the Committee shall certify, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied. To the extent that the performance criteria have been satisfied, but the Committee has not certified such result within three (3) months after such satisfaction, then the Participant shall receive the payment provided for under the Participant’s Award.

8. Certain Provisions Applicable to Awards or Sales.

(a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Plan Administrator, be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity or any business entity to be acquired by the Company or a Related Entity or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Plan Administrator shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity.

(b) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Plan Administrator shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Plan Administrator or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Plan Administrator (subject to Section 10(g) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Plan Administrator. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(c) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).

(d) Code Section 409A. If and to the extent that the Plan Administrator believes that any Awards may constitute “deferred compensation” under Section 409A of the Code, the terms and conditions set forth in the Award Agreement for that Award shall be drafted in a manner that is intended to comply with, and shall be interpreted in a manner consistent with, the applicable requirements of Section 409A of the Code, unless otherwise agreed to in writing by the Participant and the Company.

9. Change in Control; Corporate Transaction.

(a) Change in Control.

(i) The Plan Administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions or expiration of deferral of any Award, including upon a Change in Control. In addition, the Plan Administrator may provide in an Award Agreement that the performance goals relating to any Award will be deemed to have been met upon the occurrence of any Change in Control.

(ii) In addition to the terms of Sections 9(a)(i) above, the effect of a “change in control,” may be provided (1) in an employment, compensation or severance agreement, if any, between the Company or any Related Entity and the Participant, relating to the Participant’s employment, compensation or severance with or from the Company or such Related Entity or (2) in the Award Agreement.

(b) Corporate Transactions. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (together, the “Successor Corporation”) may either (i) assume any or all Awards outstanding under the Plan; (ii) continue any or all Awards outstanding under the Plan; or (iii) substitute similar stock awards for outstanding Awards (it being understood that similar awards include, but are not limited to, awards to acquire the same consideration paid to the shareholders or the Company, as the case may be, pursuant to the Corporate Transaction). In the event that the Successor Corporation does not assume or continue any or all such outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have been not assumed, continued or substituted, such Awards shall terminate if not exercised (if applicable) at or prior to such effective time (contingent upon the effectiveness of the Corporate Transaction).

The Administrator, in its sole discretion, shall determine whether each Award is assumed, continued, substituted or terminated. Notwithstanding the foregoing, to the extent that substantially all of the holders of the Company’s Voting Stock hold or receive directly or indirectly ninety percent (90%) or more of the Voting Stock of the resulting entity or a parent company thereof, in substantially the same proportions as their ownership of the Company immediately prior to the transaction, the Awards shall be either assumed or substituted by the successor corporation or its parent or continued by the Company.

The Plan Administrator, in its discretion and without the consent of any Participant, may (but is not obligated to) either (i) accelerate the vesting of any Awards (determined on an Award by Award basis), including permitting the lapse of any repurchase rights held by the Company (and, if applicable, the time at which such Awards may be exercised), in full or as to some percentage of the Award, to a date prior to the effective time of such Corporate Transaction as the Plan Administrator shall determine (contingent upon the effectiveness of the Corporate Transaction) or (ii) provide for a cash payment in exchange for the termination of an Award or any portion thereof (determined on an Award by Award basis) where such cash payment is equal to the Fair Market Value of the Shares that the Participant would receive if the Award were fully vested and exercised (if applicable) as of such date (less any applicable exercise price).

Notwithstanding any other provision in this Plan to the contrary, with respect to Restricted Stock and any other Award granted under the Plan with respect to which the Company has any reacquisition or repurchase rights, the reacquisition or repurchase rights for such Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company) in connection with such Corporate Transaction. In the event any such rights are not continued with the Company or assigned to the Successor Corporation, then such rights shall lapse and the Award shall be fully vested as of the effective time of the Corporate Transaction. In addition, the Plan Administrator, in its discretion, may (but is not obligated to) provide that any reacquisition or repurchase rights held by the Company with respect to any such Awards (determined on an Award by Award basis) shall lapse in whole or in part (contingent upon the effectiveness of the Corporate Transaction).

(c) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and Shares subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service.

10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Plan Administrator, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted or compliance with any other obligation of the Company, as the Plan Administrator may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Shares or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the ninetieth (90th) day preceding the Change in Control.

(b) Limits on Transferability; Beneficiaries.

(i) General. Except as provided in the Award Agreement, a Participant may not assign, sell, transfer or otherwise encumber or subject to any lien any Award or other right or interest granted under this Plan, in whole or in part, other than by will or by operation of the laws of descent and distribution, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

(ii) Permitted Transfer of Option. The Plan Administrator, in its sole discretion, may permit the transfer of an Option (but not an Incentive Stock Option or any other right to purchase Shares other than an Option) as follows: (A) by gift to a member of the Participant’s Immediate Family or (B) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Participant. For purposes of this Section 10(b)(ii), “Immediate Family” shall mean the Participant’s spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. If a determination is made by counsel for the Company that the restrictions contained in this Section 10(b)(ii) are not required by applicable federal or state securities laws under the circumstances, then the Plan Administrator, in its sole discretion, may permit the transfer of Awards (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) to one or more Beneficiaries or other transferees during the lifetime of the Participant, which may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent permitted by the Plan Administrator pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Plan Administrator may impose thereon, and further subject to any prohibitions and restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Plan Administrator, and to any additional terms and conditions deemed necessary or appropriate by the Plan Administrator.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange or adjustment is determined by the Plan Administrator to be appropriate, then the Plan Administrator shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Plan Administrator determines to be appropriate.

(ii) Other Adjustments. The Plan Administrator (which shall be a Committee to the extent such authority is required to be exercised by a Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to performance goals) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Plan Administrator’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights or Performance Awards granted to Participants designated by the Plan Administrator as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Plan Administrator may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Plan Administrator.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants. Any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders if such shareholder approval is deemed necessary and advisable by the Board. However, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuance or termination of the Plan may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Plan Administrator may waive any conditions or rights under or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such action may materially and adversely affect the rights of such Participant under such Award.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligations to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Plan Administrator may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Plan Administrator otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Plan Administrator may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Plan Administrator to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

(i) Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Plan Administrator shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws, and applicable federal law.

(k) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to approval of its adoption by the Board by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event shareholder approval is not obtained. The Plan shall terminate no later than ten (10) years from the date of the later of (x) the Effective Date and (y) the date an increase in the number of Shares reserved for issuance under the Plan is approved by the Board (subject such increase is also approved by the shareholders).